SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]   Confidential, for use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                               FSF FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [ ]    Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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


                                [FSF LETTERHEAD]







December 11, 2000

Dear Stockholder:

         On behalf of the Board of Directors and management of FSF Financial Corp, (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota, on January 16, 2001, at 8:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Bertram Cooper & Co., LLP, certified public accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect two directors and to ratify the appointment of Bertram Cooper & Co., LLP as the Company's independent accountants for the fiscal year ending September 30, 2001. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. We encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                                Sincerely,


                                                /s/George B. Loban
                                                --------------------------------
                                                George B. Loban
                                                President



                                                /s/Donald A. Glas
                                                --------------------------------
                                                Donald A. Glas
                                                Chief Executive Officer

--------------------------------------------------------------------------------

                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
                                 (320) 234-4500
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 16, 2001
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FSF Financial Corp. (the "Company"), will be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota 55350 on Tuesday, January 16, 2001, at 8:30 a.m. for the following purposes:

I.   To elect two directors of the Company; and

II. To ratify the appointment of Bertram Cooper & Co., LLP as independent accountants of the Company for the fiscal year ending September 30, 2001;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on November 30, 2000 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended September 30, 2000 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/Richard H. Burgart
                                         ---------------------------------------
                                         Richard H. Burgart
                                         Secretary

Hutchinson, Minnesota
December 11, 2000


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 16, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FSF Financial Corp. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota, on January 16, 2001, at 8:30 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 11, 2000.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Richard H. Burgart at 201 Main Street South, Hutchinson, Minnesota) written notice of such revocation,
(ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on November 30, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 2,386,455 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The  Articles  of  Incorporation  of  the  Company  (the  "Articles  of
Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                                             Percent of Shares of
                                                 Amount and Nature of            Common Stock
Name and Address of Beneficial Owner             Beneficial Ownership            Outstanding
------------------------------------             --------------------            -----------

First Federal fsb                                       359,720                     15.0%
Employee Stock Ownership Plan Trust ("ESOP")
201 Main Street South
Hutchinson, Minnesota (1)

Brandes Investment Partners, Inc.                       165,610                      6.9%
12750 High Bluff Drive
San Diego, California (2)

Security Bancshares Company                             200,000                      8.4%
P.O. Box 212
Glencoe, Minnesota (3)

George B. Loban                                         206,602                      8.3%
201 Main Street South
Hutchinson, Minnesota  55350 (4)

Donald A. Glas                                          204,865                      8.2%
201 Main Street South
Hutchinson, Minnesota  55350 (4)

Richard H. Burgart                                      129,048                      5.3%
201 Main Street South
Hutchinson, Minnesota 55350 (4)

All directors and officers of the Company as a
group (7 persons) (5)                                   680,195                     25.3%

------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The board of directors of the bank has appointed a committee consisting of non-employee directors Caturia, Stearns, Dempsey, and Knutson to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the record date, 235,954 shares have been allocated under the ESOP to participant accounts.
(2) The information as to Brandes Investment Partners, Inc. (the "Reporting Person"), is derived from an amended Schedule 13G, dated February 14, 2000, which states that the Reporting Person, through certain of its affiliates, had shared voting power and shared dispositive power with regard to 165,610 shares.
         (footnotes continued on next page.)

(3)      Based on a Schedule 13G received by the Company on March 14, 1996.
(4)      See "Proposal I - Election of Directors."
(5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 301,093 shares of Common Stock that may be purchased under the Company's 1994 option plan and the 1998 stock compensation plan within 60 days of the Record Date. Excludes 322,379 shares held by the ESOP (359,720 shares minus 37,341 shares allocated to executive officers) over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares. See Proposal 1 - Election of Directors.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year. Other than as noted in Principal Holders, the Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Articles of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members, each of whom also serves as a director of First Federal fsb (the "Bank"). Two directors will be elected at the Meeting, to serve for three-year terms or until their respective successors have been elected and qualified.

         Richard H. Burgart and Roger R. Stearns have been nominated by the Board of Directors to serve as directors. Messrs. Burgart and Stearns are currently members of the Board and have been nominated for three-year terms to expire in 2004.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should Messrs. Burgart and Stearns withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of

Director of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is set forth under the caption "Principal Holders".

                                                                                          Shares of
                                               Year First           Current             Common Stock
                                               Elected or           Term to          Beneficially Owned      Percent
Name                            Age(1)        Appointed(2)          Expire      on December 11, 2000(3)     of Class(%)
---------------------------- ------------   -----------------  ---------------- -----------------------    -------------
BOARD NOMINEES FOR TERM TO EXPIRE IN 2003
Richard H. Burgart                53              1994              2001               129,048(4)                5.3
Roger R. Stearns                  52              1990              2001                50,746(5)(6)             2.1
                                      THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE
                                              NOMINEES BE ELECTED AS DIRECTORS
DIRECTORS CONTINUING IN OFFICE
James J. Caturia                  62              1984              2002                22,517(5)(7)              -- (12)
Jerome R. Dempsey                 67              1984              2002                14,575(8)                 -- (12)
Donald A. Glas                    50              1981              2002               204,865(9)                8.2
Sever B. Knutson                  68              1984              2003                51,812(5)(10)            2.2
George B. Loban                   50              1979              2003               206,602(11)               8.3

-------------------
(1)  At September 30, 2000.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: Richard H. Burgart - 66,146, Roger R. Stearns - 3,450, James
     J. Caturia - 10,475, Jerome R. Dempsey - 7,225, Donald A. Glas - 96,818, Sever B. Knutson - 20,312, and George B. Loban - 96,667. See "Director and Executive Officer Compensation - Director Compensation."
(4) Includes 10,535 shares held by the spouse of Mr. Burgart and 25 shares held in trust for the benefit of the minor son of Mr. Burgart, which Mr. Burgart may be deemed to beneficially own.
(5) Excludes 123,766 shares of Common Stock held under the ESOP for which such individual serves as a member of the ESOP Committee and ESOP Trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity.
(6) Includes 11,000 shares held by Stearns Foundation, Inc. and 1,500 shares held by Stearnswood, Inc. of which Mr. Stearns is an officer and director, and 100 shares held in trust for each of Mr. Stearns' son and daughter, which Mr. Stearns may be deemed to beneficially own. Includes 600 shares of restricted stock granted, but not vested, pursuant to the 1998 Stock Compensation Plan.
(7) Includes 1,379 shares in the individual retirement account of the spouse of Mr. Caturia, which Mr. Caturia may be deemed to beneficially own. Includes 600 shares of restricted stock granted, but not vested, pursuant to the 1998 Stock Compensation Plan.
(8) Includes 600 shares of restricted stock granted, but not vested, pursuant to the 1998 Stock Compensation Plan.
(9) Includes 2,343 shares owned by the spouse of Mr. Glas and 1,000 shares held in trust for the benefit of the minor child of Mr. Glas, which Mr. Glas may be deemed to beneficially own.
(10) Includes  30,000  shares  owned by the  spouse  of Mr.  Knutson,  which Mr.
     Knutson may be deemed to beneficially own. Includes 600 shares of restricted stock granted, but not vested, pursuant to the 1998 Stock Compensation Plan.

(11) Includes 2,099 shares held by the son of Mr. Loban, 2,525 shares held in trust for the benefit of the minor child of Mr. Loban, and 21,467 shares held by the spouse of Mr. Loban, which Mr. Loban may be deemed to beneficially own.
(12) Less than 1% of the Common Stock outstanding.

         The following individuals hold the executive offices in the Company set forth opposite their names.

                             At
                        September 30,
Name                        2000           Position(s) Held With the Company
----                       ------          ---------------------------------
Donald A. Glas               50            Co-Chair and Chief Executive Officer
George B. Loban              50            Co-Chair and President
Richard H. Burgart           53            Chief Financial Officer, Treasurer and Secretary

Biographical Information

         The principal occupation of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held their present occupation for the last five years.

Nominees for Director:

         Richard H. Burgart has served as a director of the Company and Chief Financial Officer and Treasurer of the Company and the Bank since 1994 and Secretary of the Company and the Bank since January 1997. Mr. Burgart began his employment with First State in 1985 and was the Chief Financial Officer and
Treasurer of First State from 1988 until the Merger. Mr. Burgart has participated in the Hutchinson Dollars for Scholars, the Hutchinson Youth Hockey Association, and the Hutchinson Community Development Corporation. Mr. Burgart is a member of the First Congregational Church and he is a past national Chairman of the Financial Managers Society.

         Roger R. Stearns served as a director of First State from 1989 until the Merger and has served as a director of the Company and the Bank since 1994. Mr. Stearns is the President and part owner of Stearnswood, Inc. Hutchinson, Minnesota, a closely-held family corporation that currently manufactures transport packaging for regional and international customers. He currently serves on the Hutchinson Community Needs Task Force. Mr. Stearns is a director of the Hutchinson Area Community Foundation and a past director and past Treasurer of Blue Cross Blue Shield of Minnesota. Mr Stearns was Treasurer and director of the Hutchinson School District Board and has served as the Chairman of Little Crow Telemedia Network. Mr. Stearns is past director of the Hutchinson Area and Minnesota State Chambers of Commerce, a founding director of the Central Prairie Railway Association, the Hutchinson Community Video Network, and an active trustee and Secretary of the Stearns Foundation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         James J. Caturia served as a director of Hastings from 1984 until the Merger and has served as a director of the Company and the Bank since 1994. He is the owner and manager of Caturia Interiors,

Inc., Hastings, Minnesota, a retail home furnishings company. Mr. Caturia is a member of the Hastings Chamber of Commerce, a member of the Knights of Columbus Council 1600 and is involved with Habitat for Humanity.

         Jerome R. Dempsey served as a director of Hastings from 1984 until the Merger and has served as a director of the Company and the Bank since 1994 and 1996. Mr. Dempsey taught and served as an administrator for the Hastings Public Schools. In 1992, Mr. Dempsey was elected to a two-year term in the Minnesota House of Representatives and was re-elected in 1994, 1996 and 1998. Mr. Dempsey serves on the Bonding, K-12 Education Policy and K-12 Education Financing Committees. Mr. Dempsey is a member of the Council 1600 Knights of Columbus, the United Way, and the Chamber of Commerce. In addition, Mr. Dempsey is involved with the Special Olympics, Habitat for Humanity, and the American Cancer Society.

         Donald A. Glas is Co-Chair and Chief Executive Officer of the Company and the Bank. Mr. Glas started with First State in 1972 and served as President and Chief Executive Officer from 1983 until the Merger. He is also a founding director and a committee member of the Hutchinson Community Development Corporation. In addition, Mr. Glas serves on the Government Affairs Committee, the Federal Home Loan Bank System Committee and the FDIC Insurance Committee of the America's Community Bankers, a national trade group for the industry. Mr. Glas also served as a member of the Board of Directors of the Federal Home Loan Bank of Des Moines, served on the Consumer Advisory Council of the Federal Reserve Board, and was a member of the Hutchinson Technical College Advisory Board, the Activity Advisory Committee of Hutchinson Schools, the Chamber of Commerce, the Hutchinson Main Street Organization, the United Way, and the Crow River Drumline Association.

         Sever B. Knutson served as director of First State from 1984 until the Merger and has served as a director of the Company and the Bank since 1994. He is the former President and majority stockholder of Lynn Card Company, a mail order business located in Hutchinson, Minnesota. Mr. Knutson chairs the Transportation Committee of the Hutchinson Community Development Corporation. Mr. Knutson also serves as the Operations Officer for the Hutchinson Squadron of the Civil Air Patrol. Mr. Knutson served as an Officer in the United States Air Force for 22 years, retiring in 1972.

         George B. Loban is Co-Chair and President of the Company and the Bank. Mr. Loban served as director and Chief Executive Officer of First Federal of Hastings prior to the Merger in 1994. He has previously served as Vice Chairman of the Federal Home Loan Bank (the "FHLB") of Des Moines and is a member of the Governmental Affairs Committee of the FHLB System. Mr. Loban serves on the Board of the American Community Bankers (the "ACB") as well as an active member on several committees of the ACB. Mr. Loban is actively involved in his local community through the Chamber of Commerce, United Way and other educational and civic organizations.

Meetings and Committees of the Board of Directors

         During the fiscal year ended September 30, 2000, the Board of Directors held a total of 13 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his service. In addition to other committees, as of September 30, 2000, the Company had a Nominating Committee, a Compensation Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Certificate of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 2000 fiscal year.

         The Compensation Committee is comprised of directors Caturia, Dempsey, Knutson and Stearns. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met three during the 2000 fiscal year.

         The Audit Committee is comprised of directors Caturia, Dempsey, Knutson and Stearns. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the amended issuer rules of the National Association of Securities Dealers. The Audit Committee is a standing committee and responsible for developing and maintaining the Company's audit program. The Committee also meets with the Company's outside accountants to discuss the results of the annual audit and any related matters. The Audit Committee met four times during the 2000 fiscal year. In addition to regularly scheduled quarterly meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as an Appendix to this Proxy Statement.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         Each non-employee member of the Board of Directors of the Bank received a fee of $650 per meeting attended. In addition, committee fees consisted of $350 for each committee meeting attended. For the year ended September 30, 2000, total director fees paid by the Bank to all directors as a group were $49,200.

         Under the 1994 Stock Option Plan ("Option Plan"), each director was granted options to acquire shares of Common Stock at the fair market value of the Common Stock on the effective date of grant. Option shares are exercisable at the rate of 20% per year commencing one year from the effective date of grant. Under the Option Plan, Messrs. Glas, Loban and Burgart received 112,412, 112,412, and 44,965 options, respectively. Directors Stearns and Knutson each received 16,862 option shares and Directors Dempsey and Knutson each received 7,025 option shares. At September 30, 2000, all such options were fully vested.

         Under the 1998 Stock Compensation Plan, each non-employee director was granted 1,500 shares of Common Stock on the effective date of grant. Additionally, the non-employee directors received an option to purchase a number of shares of Common Stock represented by the stock award ("Tandem Stock Options"). Messrs. Glass, Loban, and Burgart were granted 33,974, 33,974, and 23,178 options, respectively and were not granted Tandem Stock Options. All stock options and Tandem Stock Options are exercisable at the rate of 20% on the date of grant, and 20% thereafter.

Executive Compensation

         General. Executive officers received compensation from the Bank. However, a portion of the executive officers' compensation is reimbursed to the Bank by the Company in accordance with a cost sharing agreement between the two entities.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to the named executive officers of the Company for each of three years ended September 30, 2000. No other executive officer of the Company had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Bank or the Company in the aggregate.

                                                                                            Long Term
                                                                                           Compensation
                                                        Annual Compensation                   Awards
                                                                                            Securities
                                                                                            Underlying
Name and                                                                Other Annual       Options/SARs        All Other
Principal Position             Year         Salary      Bonus(1)        Compensation          (#)(2)          Compensation
-------------------           ------        ------      --------        ------------         --------         ------------
Donald A. Glas                 2000        $184,000      $73,600            $ --               5,662           $19,870(3)
Director and Chief             1999        $182,000      $38,000            $ --              11,324           $32,110
Executive Officer              1998        $169,750      $60,000            $ --              33,973           $33,929

George B. Loban                2000        $184,000      $73,600            $ --               5,662           $19,870(3)
Director and President         1999        $182,000      $38,000            $ --              11,324           $32,110
                               1998        $169,750      $60,000            $ --              33,973           $33,929

Richard H. Burgart             2000        $130,000      $52,000            $ --               3,836           $19,437(3)
Chief Financial Officer        1999        $128,750      $27,000            $ --               7,726           $31,173
and Treasurer                  1998        $119,500      $42,000            $ --              23,178           $33,471

------------------------
(1) Payments under the Bank's Incentive Compensation Policy. See "-- Report of the Compensation Committee on Executive Compensation."
(2) In Messrs. Glas, Loban and Burgart, represents options awarded under the 1994 Stock Option Plan and the 1998 Compensation Plan. See " -- Stock Awards."
(3) At September 30, 2000, includes 1,779, 1,779 and 1,740 shares allocated under the ESOP at a cost basis of $10.00 per shares. Such shares had an aggregate market value of $22,238, $22,238 and $21,750, respectively at September 30, 2000. Also, includes the imputed value of life insurance of $2,080, $2,080, and $2,037, respectively.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee currently consists of Messrs. Stearns (Chair), Caturia, Dempsey and Knutson, all present members of the Board of Directors of the Bank and the Company. No member of the Committee is, or was during 2000, an executive officer of another Company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2000, a member of a comparable compensation committee of a Company of which any of the directors of the Company is an executive officer.

Report of the Compensation Committee on Executive Compensation

         The executive officers of the Company and the Bank consist of Messrs. George B. Loban (Co- Chairman of the Board and President), Donald A. Glas (Co-Chairman of the Board and Chief Executive Officer), and Richard H. Burgart (Chief Financial Officer, Treasurer and Secretary).

         The Bank Compensation Committee (the "Committee") meets annually to review compensation paid to executive officers and to determine the compensation levels for all Bank employees. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Bank's market area, including institutions with total assets of between $250 million and $500 million. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Bank the Committee does consider the overall profitability of the Bank when making these decisions. With respect to each particular employee, his or her particular contributions to the Bank over the past year are also evaluated.

         Bonuses are based upon the Bank's Incentive Compensation Policy. The Incentive Compensation Policy was developed to reward executive management and is based upon the Company's ability to meet certain performance ratio goals. For the year ended September 30, 2000, bonuses were based upon the following weighted performance ratios: (1) earnings per share; (2) book value per share;
(3) efficiency ratio; (4) operating ratio; (5) net interest margin; (6) non-performing assets; and (7) return on assets. Application of the Incentive Compensation Policy is based upon an incentive award level of 35% of the named executive officer base salary multiplied by the percentage of the attained performance ratio and the weighted percent of each of the performance ratios. Mr. Glas, Co-Chairman of the Board and Chief Executive Officer, and Mr. Loban, Co-Chairman of the Board and President, each received a bonus of $73,600 and Mr. Burgart received a bonus of $52,000.

         In determining compensation, the Committee considers the annual compensation paid to presidents, chief executive officers, and chief financial officers of financial institutions in the State of Minnesota and surrounding states with assets of between $250 million and $500 million and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the President, Chief Executive Officer, and Chief Financial Officer in the future. It was the decision of the named executive officers not to receive salary increases for fiscal 2000.

         Compensation Committee:
                  Roger R. Stearns
                  James J. Caturia
                  Jerome R. Dempsey
                  Sever B. Knutson

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in 1994 and 1998 to the named executive officers and held by them as of September 30, 2000. The Company has not granted to the named executive officers any stock appreciation rights ("SARs").

                                              OPTION/SAR GRANTS TABLE

                                       Option/SAR Grants in Last Fiscal Year
                                       -------------------------------------
                                                                                                 Potential Realizable
                                                                                               Value at Assumed Annual
                                                                                                 Rates of Stock Price
                                                                                                   Appreciation for
                                      Individual Grants                                             Option Term(1)
--------------------------------------------------------------------------------------------       ---------------
                                   % of Total
                        # of Securities     Options/SARs       Exercise
                          Underlying         Granted to        or Base
                         Options/SARs       Employees in        Price         Expiration
  Name                   Granted(#)(2)       Fiscal Year        ($/Sh)           Date              5%            10%
---------                -------------       -----------        ------          ------            ----          ----

Donald A. Glas               5,662               17.59           12.38       September 19,       $44,107       $111,711
                                                                                 2010
George B. Loban              5,662               17.59           12.38       September 19,       $44,107       $111,711
                                                                                 2010
Richard H. Burgart           3,863               12.00           12.38       September 19,       $30,993       $ 76,217
                                                                                 2010


-----------------
(1) The amounts represent certain assumed rates of appreciation only over 10 year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved. The values in the table are based upon the exercise price of $12.38 and the closing price of $12.50 at September 30, 2000.

                                   OPTION/SAR EXERCISES AND YEAR END VALUE TABLE


                         Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
                         --------------------------------------------------------------------------------

                                                                           Number of Securities         Value of Unexercised
                                                                          Underlying Unexercised            In-The-Money
                                                                               Options/SARs                 Options/SARs
                                                                           at FY-End (#)(1)(2)           at FY-End ($)(1)(2)
                                                                          ---------------------         --------------------
                                    Shares Acquired      Value
Name                                on Exercise (#)    Realized ($)(2)   Exercisable/Unexercisable    Exercisable/Unexercisable
----                                ---------------    ---------------   -------------------------    -------------------------
Donald A. Glas        1994 Option
                          Plan            1,800             11,925           51,521 / 0                $154,563 / --
                          1998
                      Compensation
                          Plan              -                  -             45,297 / 5,662              $6,791 / 333

George B. Loban       1994 Option
                          Plan            2,102              4,730           51,370 / 0                $154,110 / --
                          1998
                      Compensation
                          Plan              -                  -             45,297 / 5,662                $679 / 333

Richard H. Burgart    1994 Option
                          Plan             976                122            35,243 / 0                    $966 / --
                          1998
                      Compensation
                          Plan              -                  -             30,903 / 3,863                $464 / 483

----------------------
(1) For Messrs. Glas, Loban and Burgart, respectively, the 1994 Option Plan information is based on the exercise price of $9.50 and the closing price on September 30, 2000 of $12.50.
(2) For Messrs. Glas, Loban and Burgart, the 1998 Compensation Plan information is based on the exercise prices of $19.125, $14.75 and $12.375, respectively, and the closing price on September 30, 2000 of $12.50.


Other Benefits

         Employment Agreements. The Bank entered into employment agreements with the named executive officers. The employment agreements provide for a term of three years. The agreements may be terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates an officer without just cause, the officer will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreements contain a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, each officer will be paid in a lump sum an amount equal to 2.99 times his average taxable compensation paid during the five prior calendar years. In the event of a change in control of the Bank, at September 30, 2000, Messrs. Glas, Loban and Burgart would currently be entitled to an aggregate lump sum payment of approximately $600,000, $600,000 and $509,000, respectively.

         Supplemental Executive Retirement Plans. The Bank maintains an insured executive salary continuation plan ("ESCP") for the benefit of eligible executive employees. The purpose of the ESCP is to furnish executive employees with post-retirement and death benefits in addition to those which will be provided under the Bank's SEP and other retirement benefits. The ESCP is also designed to foster the retention of executive employees. It is anticipated that benefits payable under the ESCPs will equal approximately $5,159 per month in the case of Mr. Glas upon his retirement at age 56 for a maximum of

180 months, $4,166 in the case of Mr. Loban upon his retirement age 56 for a maximum of 120 months, and $3,810 per month in the case of Mr. Burgart upon his retirement at age 60 for a maximum of 180 months. For the year ended September 30, 2000, Messrs. Glas, Loban and Burgart had an accrued ESCP benefit of $314,000, $186,000 and $165,000, respectively, and such benefits under the ESCP were partially vested for Messrs. Glas and Burgart and fully vested for Mr. Loban.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         The following graph compares the cumulative total shareholder return of the Common Stock of the Company with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on September 29, 1995 and the reinvestment of dividends as paid. The graph provides comparisons at the end of fiscal year of the Company.

                               [GRAPHIC OMITTED]


         There can be no assurance that the Company's stock performance will continue with the same or similar trends depicted in the graph below. The Company will not make or endorse any predictions as to future stock performance.


                             9/29/95      9/30/96      9/30/97       9/30/98      9/30/99       9/30/00
CRSP Nasdaq US Index          $100         $119          $163          $166         $270          $359
CRSP Nasdaq Bank Index        $100         $128          $213          $211         $225          $241
FSF Financial Corp.           $100         $101          $161          $132         $102          $114
-------------------------  ----------- ------------- ------------  ------------ ------------  ------------

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL II - RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         Bertram Cooper & Co., LLP was the Company's independent public accountants for the fiscal year ended September 30, 2000. The Board of Directors has approved the selection of Bertram Cooper & Co., LLP as its independent accountants for the fiscal year ending September 30, 2001, subject to ratification by the Company's stockholders. A representative of Bertram Cooper & Co., LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Bertram Cooper & Co., LLP as the Company's accountants for the fiscal year ending September 30, 2001.

--------------------------------------------------------------------------------
                    2002 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2002, all stockholder proposals must be submitted to the Secretary at the Company's office, 201 Main Street South, Hutchinson, Minnesota 55350, on or before August 13, 2001. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than November 17, 2001.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FSF FINANCIAL CORP., 201 MAIN STREET SOUTH, HUTCHINSON, MINNESOTA 55350.


                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      /s/Richard H. Burgart
                                      ------------------------------------------
                                      Richard H. Burgart, Secretary
Hutchinson, Minnesota
December 11, 2000

APPENDIX


                    FSF FINANCIAL CORP. AND FIRST FEDERAL fsb

                             AUDIT COMMITTEE CHARTER

                                    PREAMBLE

         There shall be a standing committee of the Board of Directors to be known as the Audit Committee.

         The Audit Committee shall consist exclusively of at least three Directors who are independent of Management, who are not officers or employees of First Federal fsb (the "Bank") or of FSF Financial Corp. (the "Holding Company"), and who meet the structure and membership requirements by the applicable regulatory authorities.

         Audit Committee members and its Chairman shall be appointed by the full Board of Directors and have a working familiarity with bank finance and accounting practices. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

                            GENERAL RESPONSIBILITIES

5. The Audit Committee shall assist the Board of Directors in fulfilling its oversight responsibilities of the financial reporting, auditing, internal control, and compliance with laws and regulations relating to the safety and soundness of the Bank and Holding Company.

6. Review the qualifications and evaluate the performance of the independent accountants and make recommendations to the Board regarding the selection, appointment, nomination to shareholders, or termination of the independent accountants. The independent accountants shall be ultimately accountable to the Board and the Committee, as representatives of shareholders.

7. Receive on an annual basis a written statement from the independent accountant detailing all relationships between the independent accountant and the Bank and Holding Company. Consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that my impact objectivity and independence of the independent accountants, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

8. The Audit Committee shall provide open avenues of communication among the internal auditors, the independent accountants and the Board of Directors.

9. The Audit Committee shall conduct or authorize investigations into matters within the Audit Committee's scope of responsibilities, and is authorized to retain independent counsel, accountants or whatever other assistance is needed to assist in such an investigation.

10. The Audit Committee shall do whatever else the law, the Holding Company, the Bank's charter or bylaws or the Board of Directors of the Bank or Holding Company deems necessary and appropriate.

      RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS AND APPOINTING
                              THE INTERNAL AUDITOR

1. The Audit Committee shall engage independent accountants for the purposes of performing outside audits and for such other purposes as the Audit Committee deems necessary. The Audit Committee shall also review and set any fees paid to the independent accountants. The Audit Committee's action is subject to approval by the full Board of Directors.

2. The Audit Committee shall select, replace, reassign, or dismiss the Director of Internal Audit, subject to approval by the full Board of Directors, and review his independence from management.

3. The Director of Internal Audit is accountable to the Chairman of the Audit Committee.

4. Any recommendations by either Management or the independent accountants to engage additional auditors shall be referred to the Audit Committee for consideration. The decision of the Audit Committee shall be subject to the approval of the full Board of Directors.

5. The Audit Committee shall insure that the Director of Internal Auditing and the independent accountants coordinate the internal and external audits to ensure that there is completeness of coverage, reduced redundancy and effective use of audit resources.

6. The Board of Directors shall meet at least once annually with the Director of Internal Audit in private session.

       RESPONSIBILITIES FOR OVERSEEING AND REVIEWING INTERNAL AUDITS, THE
          ANNUAL EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL
                              FINANCIAL STATEMENTS

1. The Audit Committee shall ascertain that the independent accountants view the Board of Directors as its client. At least annually, the independent accountants shall be available to meet with the full Board of Directors. The independent accountants shall provide the committee with a timely analysis of significant financial reporting issues.

2. The Audit Committee shall consider, in consultation with the independent accountants and the Director of Internal Auditing, the scope of both the internal audit and the external audit.

3. Management, the Director of Internal Auditing and the independent accountants shall report to the Audit Committee about significant risks and exposures to the Bank and Holding Company. The Audit Committee shall assess management's steps to minimize them.

4. The Audit Committee will review the following with the Independent accountants and the Director of Internal Audit:

     a. The adequacy and effectiveness of the Bank's and Holding Company's internal controls, including computerized information system controls and security thereof.

     b. The Bank's and Holding Company's compliance with all laws and regulations relating to safety and soundness.

     c. Any significant findings and recommendations made by the independent accountant or Director of Internal Audit, together with Management's responses to them.

4. As soon as practicable after the completion of the annual audit, the Audit Committee will review the following with Management and the independent accountants:

     a.   The consolidated annual financial statements and related footnotes.

     b. The independent accountant's audit of, and report on, the financial statements.

     c. Any serious difficulties or disputes with Management encountered during the course of the audit.

     d. Discuss with the independent accountants SAS 61 (codification of statements on auditing standards, AU 380) matters, as may be, modified or supplemented.

5. The Audit Committee will consider and review with Management and the Director of Internal Auditing:

     a. Any significant findings during the year and Management's responses to them.

     b. Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information.

     c. Any changes to the planned scope of the Bank's and Holding Company's internal audit plan that the Audit Committee deems advisable.

     d.   The internal auditing department's budget and staffing.

     e. Whether the internal auditing department has complied with the Institute of Internal Auditing Standards for the Professional Practice of Internal Auditing.

6. The Audit Committee will review the interim financial reports of the Holding Company or Bank with Management, the independent accountants and the Director of Internal Auditing before those interim reports are released to the public or filed with the SEC or other regulators.

                            PERIODIC RESPONSIBILITIES

1. This Audit Committee Charter shall be reviewed, reassessed and approved by the Board annually and shall be included in the proxy at least every three years.

2. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the internal auditor or the independent accountants.

3.   Review  with  the  Director  of  Internal   Auditing  and  the  independent
     accountants, the results of their examination on compliance with the Bank's and Holding Company's Code of Conduct.

4. Review legal and regulatory matters that may have a material effect on the Bank's and Holding Company's financial statements, compliance policies and programs and reports from regulators.

5. Meet with the Director of Internal Auditing, the independent accountants and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the Audit Committee.

6. Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-K.

7. Approve the report of Audit Committee to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.

                              COMMITTEE PROCEDURES

         The Audit Committee shall meet at least four times each year and more frequently if circumstances make that preferable. The Audit Committee Chairman has the power to call a committee meeting whenever he or she thinks there is a need. An Audit Committee Member should not vote on any matter in which he or she is not independent. The Audit Committee may ask members of Management or others to attend the meeting and is authorized to receive all pertinent information from management.

APPENDIX A
----------

                               FSF FINANCIAL CORP.
--------------------------------------------------------------------------------
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
                                 (320) 234-4500
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 16, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of FSF Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota 55350 on Tuesday, January 16, 2001, at 8:30 a.m. and at any and all adjournments thereof, in the following manner:

                                                  FOR     WITHHELD
                                                  ---     --------

I.  To elect as directors all nominees
    listed below for three-year terms
    (except as marked to the contrary):

    Richard H. Burgart
    Roger R. Stearns                              |_|        |_|


INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

    ----------------------------------------------------------------------------
                                                  FOR     AGAINST     ABSTAIN
                                                  ---     -------     -------


II. Proposal to ratify the appointment
    of Bertram Cooper & Co., LLP as independent
    auditors of FSF Financial Corp. for
    the fiscal year ending September 30, 2001.    |_|        |_|        |_|


          The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an Annual Report to Stockholders, a Notice of the Meeting and a Proxy Statement dated December 11, 2000.


                                               Please check here if you
Dated:                ,                |_|     plan to attend the Meeting.
       ---------------  --------


---------------------------------------        ---------------------------------
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER



---------------------------------------        ---------------------------------
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------